SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                Form 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported):                            February 16, 1995



                       Stone Container Corporation
_______________________________________________________________________
        (Exact name of registrant as specified in its charter)



Delaware                        1-3439                    36-2041256
___________________          _____________          ___________________
(State or other              (Commission            (IRS Employer
jurisdiction of              File Number)           Identification No.)
incorporation)


150 North Michigan Avenue, Chicago, Illinois                      60601
_______________________________________________________________________
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number,
including area code:      (312) 346-6600
                          _____________________________________________

                                  N/A
_______________________________________________________________________
      (Former name or former address, if changed since last report.)

Item 5.            Other Events

          On February 6, 1995, Stone Container Corporation issued a press release, which is attached as Exhibit 20 hereto and is incorporated by reference herein.


Item 7.            Financial Statements and Exhibits

          (c)      Exhibits

          The exhibits accompanying this report are listed in the accompanying Exhibit Index.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         STONE CONTAINER CORPORATION



                                         By:  /s/ Leslie T. Lederer
                                             _______________________
                                             Leslie T. Lederer
                                             Vice President, Secretary
                                              and Counsel



Date:  February 16, 1995

                            EXHIBIT INDEX

          The following exhibit is filed herewith as noted below.



Exhibit No.                  Exhibit
___________                  ________
    20                       Press release issued by Stone Container
                             Corporation dated February 6, 1995.